SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 29, 2002

                         NATIONAL GOLF PROPERTIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

                 (State or Other Jurisdiction of Incorporation)

               1-12246                             95-4549193

      (Commission File Number)         (IRS Employer Identification No.)


    2951 28th Street, Suite 3001                     90405
      Santa Monica, California

   (Address of Principal Executive                 (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (310) 664-4100


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.     OTHER EVENTS


            On March 29, 2002, National Golf Properties, Inc. (the "Company") entered into a definitive merger and reorganization agreement (the "Reorganization Agreement") with National Golf Operating Partnership, L.P., a less-than-wholly owned subsidiary of the Company ("NGOP"), a newly formed wholly owned subsidiary of the Company, American Golf Corporation ("AGC"), David G. Price and certain affiliates of AGC. Under the agreement, the Company and AGC will become subsidiaries of a newly-formed holding company. Under the terms of the Reorganization Agreement, all issued and outstanding shares of common stock of the Company will be converted on a one-to-one basis into an equal number of shares of common stock of the new company, and all common limited partnership units of NGOP (other than those held by affiliates that will be owned by the new company) will be converted on a one-to-one basis into an equal number of shares of common stock in the new company. Shareholders of AGC and its affiliates will receive total consideration of up to 100,000 shares of Class C preferred stock in the new company, 156,005 shares of common stock in the new company (which is equivalent to 156,005 common units in NGOP currently held by entities controlled by David G. Price that are being contributed to the new company) and $10,000 in cash. A copy of the press release relating to the Reorganization Agreement is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference and a copy of the Reorganization Agreement is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.

        On March 29, 2002, the Company announced that it had entered into an amendment and extension of the forbearance agreement between it and certain of its lenders relating to defaults under its $300,000,000 unsecured credit facility. The amendment and extension of the forbearance agreement is attached as Exhibit 10.1 hereto and is hereby incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS


      (a)   Financial Statements.

      Not applicable.

      (b)   Pro Forma Financial Information.

      Not applicable.

      (c)   Exhibits.

      10.1 Amendment and Extension of Forbearance Agreement dated as of March 29, 2002, among the Company, NGOP, Bank One, NA and the lenders identified therein

      99.1        Press Release of the Company, dated April 1, 2002

      99.2 Agreement and Plan of Merger and Reorganization, dated as of March 29, 2002, by and among the Company, NGOP, a newly formed wholly owned subsidiary of the Company, AGC, Golf Enterprises, Inc., David G. Price and Dallas P. Price, the David G. Price Trust and the Dallas P. Price Trust, the AGC Contributors (as defined therein) and the Transferred Entity Contributors (as defined therein)


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 1, 2002                    NATIONAL GOLF PROPERTIES, INC.
                                                  (Registrant)






                                     By:/s/ Neil M. Miller
                                        -------------------------------
                                        Neil M. Miller
                                        Chief Financial Officer


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                                  EXHIBIT INDEX


      EXHIBIT NO. DOCUMENT DESCRIPTION

      10.1 Amendment and Extension of Forbearance Agreement dated as of March 29, 2002, among the Company, NGOP, Bank One, NA and the lenders identified therein

      99.1        Press Release of the Company, dated April 1, 2002

      99.2 Agreement and Plan of Merger and Reorganization, dated as of March 29, 2002, by and among the Company, NGOP, a newly formed wholly owned subsidiary of the Company, AGC, Golf Enterprises, Inc., David G. Price and Dallas P. Price, the David G. Price Trust and the Dallas P. Price Trust, the AGC Contributors (as defined therein) and the Transferred Entity Contributors (as defined therein)